                                                                    Exhibit 10.6

                          TREX DISTRIBUTOR AGREEMENT
                          --------------------------

     THIS AGREEMENT is made this    day of         ,     (the "Execution Date"),
                                ----      --------- ----
by and between the TREX COMPANY, LLC at 20 South Cameron Street, Winchester, Virginia 22601 (the "Company") and

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                               the "Distributor"
--------------------------------------------------------------------------------
                                   WITNESSETH:

     WHEREAS, the Company is engaged in the business of developing, manufacturing, assembling and distributing synthetic wood products under the trademark "Trex(R)" (collectively, the "Trex Products"); and

     WHEREAS, the Distributor wishes to have the right to purchase and resell Trex Products; and

     WHEREAS, the Company desires to appoint Distributor to sell Trex Products.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

     1. APPOINTMENT: PRIMARY AREA OF RESPONSIBILITY
        -------------------------------------------

        Upon the terms and subject to the conditions of this Agreement, the Company hereby appoints the Distributor as an authorized distributor of Trex Products, and the Distributor hereby accepts such appointment within the following area of primary responsibility: See Schedule A. In such capacity, the Distributor will purchase Trex Products from the Company and will devote its continuing best efforts to the promotion, sale and use of such products. Subject to the provisions of Sections 8 and 9 of this Agreement, the Distributor shall have the non-exclusive right to sell Trex Products.

        Company reserves the right to take the following actions within the Distributor's Primary Area of Responsibility (PAR): (I) to appoint or be represented by other or additional distributors; (ii) to make sales directly to any or all customers of the same and/or other Company products; and (iii) to sell exclusively on a direct basis, to certain types of customers or specific accounts which Company may, in its sole discretion, designate from time to time in accordance with then current Company policies. The Company will notify Distributor prior to appointing additional distributors.

     2. TERM
        ----

        The term of this Agreement shall be for a period of one (1) year, commencing upon the acceptance and execution of this Agreement by the Company unless previously terminated pursuant to the provisions of this agreement. The Agreement shall automatically renew for additional one year terms on the anniversary date of this Agreement with the same terms and conditions of this Agreement unless either party provides the other with sixty (60) days prior written notice of their intent to terminate this Agreement.

     3. PRICES: TERMS OF PURCHASE
        -------------------------

        (a) Prices. The Distributor shall purchase Trex Products at the prices
            ------
in effect at the time of shipment of the order except as follows: All orders that have been received by the Company as of the effective date of a price change and have a ship date as specified on the Company's Order Acknowledgment Form of no more than 60 days from the date of the price change by the Company will be billed at the price which was in effect when the order was received by the Company.

        (b) Terms of Purchase. All orders for Trex Products placed by
            -----------------
Distributor shall be in writing or by fax. All orders shall be subject to acceptance by the Company at Winchester, Virginia. All products shall be shipped FCA assigned plant or warehouse. The shipment destination must be within the Distributor's primary area of responsibility. The Company will not ship product outside of the Distributor's primary area of responsibility (PAR) unless the destination is an unassigned PAR or the shipment is in support of a negotiated national account or OEM program. Payment shall be net 10 days unless otherwise approved by the Company prior to shipment. Any taxes, administrative or governmental charges incurred as a result of the purchase of Trex Products are the sole responsibility of the Distributor. The Distributor agrees to indemnify and hold harmless the Company against any and all claims made against the Company for taxes; administrative or governmental charges as set forth above and all losses to the Company associated herewith including but not limited to attorneys fees and costs. The Distributor agrees to submit current financial statements to the Company.

     4. ADDITION, DISCONTINUANCE AND MODIFICATION OF PRODUCTS
        -----------------------------------------------------

        The Company shall have the right from time to time, and at any time, to introduce new Trex Products, discontinue the manufacture or sale of any of its Trex Products and to make changes in the design or construction of any of such Trex Products without incurring any obligation or liability whatsoever. The Company will give the Distributor 60-day prior notice of any discontinuance of a Trex Product.

     5. NONEXCLUSIVE LICENSE
        --------------------

        The Company is the owner and registrant of the trademarked name "Trex". The Company hereby grants to the Distributor a nonexclusive license to use the Trademark in connection with the sale of Trex Products. Any use of the Trademark by the Distributor must be in a form and format approved by the Company in advance of such usage, and the Distributor agrees to comply with such standards and procedures as may be established by the Company from time to time for the use of the Trademark. No right, title or interest is conferred by this Agreement to the Distributor in the Trademark other than the nonexclusive license described above and any use by the Distributor of the Trademark shall not be construed as conferring any title or ownership therein in the Distributor. The Distributor agrees and acknowledges the right of the Company to the exclusive right to use and to license the Trademark.

The Distributor agrees that both during the term of this Agreement, and after the expiration or termination of this Agreement, the Distributor will not directly or indirectly contest the validity or ownership of the Trademark. During the term of this Agreement, Distributor agrees that it will promptly notify the Company if it becomes aware of any claims by any other person as to the validity or ownership of the Trademark.

     6. PROMOTIONAL MATERIALS
        ---------------------

        In connection with the license granted by this Agreement, the Company may, in its sole and absolute discretion, take reasonable action to assist the Distributor in the Distributor's efforts to promote and sell Trex Products. The Company may, in consideration of the Distributor's active promotion of Trex Products, provide the Distributor with reasonable quantities of support materials such as product information and sales promotional literature.

     7. OBLIGATIONS OF DISTRIBUTOR
        --------------------------

        (a) Sales Activities. The Distributor agrees to use its continuing best
            ----------------
efforts vigorously and actively to promote the sale and safe use of Trex Products. In connection with such efforts, the Distributor, at its sole cost and expense, shall organize and maintain a sales force and shall maintain adequate sales and warehouse facilities within the primary area of responsibility, that are satisfactory to the Company.

        The Distributor should use his best efforts to ensure that all material sold to its customers and to parties responsible for designing and engineering Trex can be resold only into appropriate applications for Trex and must be in complete compliance with all federal, state and local statutes and ordinances as well as local building codes as needed. Trex Products are not to be used as primary load-bearing members such as joints, stringers, posts, studs, beams, or ledgers. The Distributor should refer to the physical properties and usage date including but not limited to the NES(NER-508), Trex Usage Guidelines and CSI Spec Data Sheet supplied by the Company and devote its best efforts to make this information available to its customers and to parties responsible for designing and engineering applications utilizing Trex. The distributor understands that these and other publications are updated periodically and that it will be the Distributor's responsibility and obligations to review the updated publications and upon signed certified mail receipt thereof communication this information to its customers. The Distributor is charged with the responsibility of ensuring that structural and other limitations of the Trex Product are communicated to its customers and that these customers agree to properly educate all prospective users regarding these limitations.

        (b) Minimum Inventory Requirements.
            ------------------------------

            The Distributor agrees to maintain an inventory during the April-September period of a minimum number of trailer loads as specified in Schedule B (Minimum Inventory Requirement).

            (c) Advertising. Each printed advertisement, flyer, handbill,
                -----------
television spot, radio script, yellow pages listing or any other advertising or promotional material bearing or using the trade name "Trex" or pertaining to Trex Products must be approved by the Company in writing prior to its use by the Distributor. Such approval will not be unreasonably withheld or delayed.

            (d) Reputation The Distributor shall continually maintain to the
                ----------
satisfaction of the Company a general reputation for honesty, integrity and good credit standing and shall maintain the highest quality standards.

            (e) Compliance With Law. The Distributor shall comply with all laws,
                -------------------
ordinances and regulations, both state and federal, applicable to the Distributor's business.

            (f) Expenses. The Distributor shall pay and discharge, and the
                --------
Company shall have no obligation to pay for, any expenses or costs of any kind or nature incurred by the Distributor in connection with its distribution function hereunder, including, without limitation, any expenses or costs involved in marketing Trex Products.

     8. FAILURE TO MEET MINIMUM INVENTORY REQUIREMENTS QUOTAS
        -----------------------------------------------------

        The Distributor agrees to exert its best efforts to meet the Minimum Inventory Requirements Quota indicated in Section 7(b) of this Agreement. If the Distributor does not achieve the established Minimum Inventory Requirements Quota during any particular one-year period, the Company has the option to terminate this Agreement in accordance with the provisions of Section 12(b) upon the Distributor's failure to achieve the established Minimum Inventory Requirements Quota. Inventory quotas are not applicable during a period of restricted allotment.

     9. FORCE MAJEURE
        -------------

        Company shall be excused from delay or non-performance in the delivery of an order and Distributor shall have no claim for damage if and to the extent such delay or failure is caused by occurrences beyond the control of the Company including, but not limited to, market conditions; acts of God; war, riots and civil disturbances; expropriation or confiscation of facilities or compliance with any order or request of governmental authority; strikes, labor or employment difficulties whether direct or indirect; or any cause whatsoever which is not within the reasonable control of the Company. The Company shall immediately notify the Distributor of the existence of any such force majeure condition and the anticipated extent of the delay or non-delivery. The Company shall, in such event, have the right to allocate available Trex Products among its customers and Distributors in its sole discretion.

        10. DISTRIBUTOR'S REMEDIES
            ----------------------

        If the Company, for any reason whatsoever, fails or is unable to deliver any Trex Products ordered by the Distributor, the Distributor's sole and exclusive remedy shall be the recovery of the purchase price, if any, paid by the Distributor to the Company for such Trex Products. The Company shall not incur any liability whatsoever for any delay in the delivery of any Trex Products to the Distributor. In no event shall the Company be liable for any incidental, consequential or other damages arising out of any failure to deliver any Trex Products to the Distributor or any delay in the delivery thereof.

        11. RELATIONSHIP OF PARTIES: INDEMNIFICATION OF COMPANY
            ---------------------------------------------------

            (a) Independent Contractor Status. The relationship of the parties
                -----------------------------
established by this Agreement is that of vendor and vendee, and all work and duties to be performed by the Distributor as contemplated by this Agreement shall be performed by it as an independent contractor. The full cost and responsibility for hiring, firing and compensating employees of the Distributor shall be borne by the Distributor.

            (b) No Authority to Bind Company. Nothing in this Agreement or
                ----------------------------
otherwise shall be construed as constituting an appointment of the Distributor as an agent, legal representative, joint venture, partner, employee or servant of the Company for any purpose whatsoever. The Distributor is not authorized to transact business, incur obligations, sell goods, solicit orders, or assign or create any obligation of any kind, express or implied, on behalf of the Company, or to bind it in any way whatsoever, or to make any contract, promise, warranty or representation on the Company's behalf with respect to products sold by the Company or any other matter, or to accept any service of process upon the Company or receive any notice of any nature whatsoever on the Company's behalf.

            (c) Indemnification. Under no circumstances shall the Company be
                ---------------
liable for any act, omission, contract, debt or other obligation of any kind of the Distributor or any salesman, employee, agent or other person acting for or on behalf of the Distributor. The Distributor shall indemnify and hold the Company harmless from any and all claims, liabilities, losses, damages or expenses (including reasonable attorneys, fees and costs) arising directly or indirectly from, as a result of, or in connection with, the Distributor's operation of the Distributor's business. The terms of this indemnity shall survive the termination of this Agreement.

        12. TERMINATION
            -----------

            (a) Voluntary Termination. The Distributor shall have the right to
                ---------------------
terminate this Agreement at any time by giving written notice to the Company not less than 90 days prior to the effective date of such termination.

            (b) Termination by Company and Immediate Termination. The Company
                ------------------------------------------------
shall have the right to terminate this Agreement at any time by giving written notice to the Distributor not less than 90 days prior to the effective termination except for the occurrence of any of the following events which shall immediately terminate the rights granted to the Distributor under this agreement without the need for notification to be sent to or received by the Distributor:

                (1) the Distributor becomes bankrupt or insolvent; a receiver is appointed to take possession of the Distributor's business or property, or any part thereof; the Distributor makes a general assignment for the benefit of creditors or any similar event occurs;

                (2) the Distributor is convicted of a crime of moral turpitude or any felonious criminal offense; or

                (3) the Distributor attempts to assign or dispose of its interest in this Agreement in violation of the terms of this Agreement.

                (4) The Distributor knowingly sells Trex for other than appropriate applications.

        13. EFFECT OF TERMINATION
            ---------------------

            (a) Licenses. All rights and licenses granted to the Distributor
                --------
pursuant to this Agreement shall terminate automatically upon the termination of this Agreement.

            (b) Indebtedness. Termination of this Agreement shall not operate as
                ------------
a cancellation of any indebtedness of either party to the other party at the time of such termination.

            (c) Distributor's Obligations. Upon termination of this Agreement
                -------------------------
for any reason, including its expiration or its termination under Section 12, the Distributor shall:

                (1)  immediately cease to be a Trex distributor;

                (2) immediately and permanently discontinue, and cease to use in any advertising, sign, display, telephone directory or listing, or printed matter whatsoever, the words "authorized," "dealer," distributor" and/or any other word or words suggesting a dealership or distributorship, in connection with the name "Trex";

                (3) cease to use the name "Trex" in conjunction with the Distributor's corporate, trade or business name;

                (4) cease to engage in any other activity or practice which would tend to indicate, suggest or represent, either directly or indirectly, that the Distributor is part of the Company's organization or that the Distributor is authorized or franchised by the Company to sell Trex Products;

                (5) immediately take all steps and actions which are reasonably necessary or appropriate to comply with the foregoing;

                (6) within 10 days of the effective date of such termination, pay the Company all sums then outstanding and owed to the Company; and

                (7) all provisions of this Agreement except 14(a) shall remain in full force and effect.

            (d) Company's Obligations. If this Agreement is terminated by the
                ---------------------
Company, the Company shall, within sixty days of such termination, purchase Distributor's inventory of Trex Products at a price equal to the price initially paid by the Distributor for such products.

            (e) Rights of the Company.
                ---------------------

                (I) If the Distributor shall refuse or fail to comply with any of the foregoing provisions of this Section 13, the Distributor shall be liable to and shall indemnify and reimburse the Company for all costs, attorney fees, and/or other expenses incurred by the Company in connection with the enforcement of said provisions, provided, however, that the remedies provided herein shall not be exclusive of other remedies available to the Company.

                (ii) The Company may set-off or apply any sums due the Distributor to any sums for which the Distributor is indebted or owes to the Company.

        14. RESTRICTIVE COVENANTS
            ---------------------

            (a) Noncompetition. The Distributor acknowledges that confidential
                --------------
information relative to marketing, manufacturing and installing methods for Trex Products will be made available to the Distributor during the term of this Agreement. Furthermore, the Distributor will enjoy the benefits and goodwill of the Trex trade name, the opportunity and right to sell the quality products associated therewith, the goodwill generated for Trex Products by the Company and its other distributors, as well as the marketing and technical support of the Company, all of which the Distributor agrees and acknowledges is highly advantageous and valuable to the Distributor. In order to protect the Company's interest in the aforesaid and to strengthen the Distributor's commitment to the promotion of Trex Products, the Distributor and each of the individuals signing this Agreement on behalf of the Distributor agrees that during the term of this Agreement, that neither the Distributor nor the designated individuals will, in any manner, directly or indirectly, except with the prior written consent of the Company, promote, advertise, manufacture, market, distribute, sell or install a product produced from composite recycled plastics and composite recycled wood fibers which competes with Trex Products, which has the same purpose, function or use as Trex Products, or which is essentially of the same or similar design as Trex Products. This restriction applies to all Distributor locations that are authorized to sell Trex. The Distributor will make its best effort to restrict any confidential information including pricing, marketing programs, and product development plans to the locations authorized to sell Trex.

            (b) Nonsolicitation. The Distributor, and each of the individuals
                ---------------
signing this Agreement on behalf of the Distributor, agrees that during the term of this Agreement, except as expressly permitted by this Agreement, and for a period of 24 months after termination of this Agreement for any reason, neither the Distributor nor any of the signing individuals, will solicit, or cause to be solicited, the employees of the Company.

            (c) Extension. The period of time during which the Distributor and
                ---------
the individuals signing on its behalf are prohibited from engaging in the business activities specified in the provisions of Sections 14(a) and 14(b) shall be extended by any length of time during which the Distributor or a signing individual is in breach of such provisions.

            (d) Enforcement.
                -----------

                (i) It is agreed and understood by and among the parties to this Agreement that the restrictive covenants set forth in this Section 14 are essential elements of this Agreement and that, but for the agreement of the Distributor to comply with such covenants, the Company would not have agreed to enter into this Agreement. Such covenants of the Distributor shall be construed as agreements independent of any other provisions of this Agreement and shall survive the termination of this Agreement and continue for the duration specified. The existence of any claim or cause of action of the Distributor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such restrictive covenants.

                (ii) It is agreed by the parties to this Agreement that if any portion of the restrictive covenants set forth in Sections 14(a) and 14(b) is held to be unreasonable, arbitrary or against public policy, then each such covenant shall be considered divisible both as to time and geographical area, with each month of a specified period being deemed a separate period of time and each county within each state being deemed a separate geographical area, it being the intention of the parties that a lesser period of time or geographical area shall be enforced so long as the same is not unreasonable, arbitrary or against public policy. The parties to this Agreement agree that, in the event any court of competent jurisdiction determines that a specified time period or a specified geographical area is unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, nonarbitrary and not against public policy may be enforced against the Distributor.

             (iii) The parties hereto agree that damages at law will be an insufficient remedy to the Company in the event that the restrictive covenants of this Section 14 are violated and that in addition to any other remedies of rights that may be available to the Company, the Company shall also be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of this Section 14.

         (e) Binding on Individuals. Each of the individuals signing this
             ----------------------
Agreement on behalf of the Distributor specifically agrees to be fully bound by the foregoing restrictive covenants of this Section 14.

     15. CONFIDENTIAL INFORMATION
         ------------------------

         (a) Except as authorized in writing by the Company, Distributor shall not at any time, either during or after the term of this Agreement, disclose or use, directly or indirectly, any proprietary information of the Company of which the Distributor gains knowledge during or by reason of this Agreement and the Distributor shall retain all such information in trust in a fiduciary capacity for the sole use and benefit of the Company.

         (b) Proprietary information means information developed by or for the Company which is not otherwise generally known in any industry in which the Company is or may become engaged and includes, but is not limited to, information developed by or for the Company, whether now owned or hereafter obtained, concerning plans, marketing and sales methods, materials, processes, procedures, devices utilized by the Company, prices, suppliers, manufacturers, customers with whom the Company deals (or organizations or other entities or persons associated with such customers), trade secrets and other confidential information of any type, together with all written, graphic and other materials relating to all or any part of the same.

         (c) The Distributor acknowledges that the proprietary information of the Company is valuable, special and unique to the Company's business, that on such proprietary information the Company's business depends and that the Company wishes to protect such proprietary information by keeping it secret and confidential for the sole use and benefit of the Company. The Distributor shall take all steps necessary, and all steps reasonably requested by the Company, to insure that all such information is kept secret and confidential for the sole use and benefit of the Company, including, if requested by the Company, using its best efforts to have all employees and agents of the Distributor execute and deliver to the Company confidentiality agreements in a form satisfactory to the Company. Distributor represents that it has a policy and procedure designed to protect all proprietary information including notices to its employees to prevent unauthorized publication and disclosure of any such information.

         (d) Upon termination of this Agreement, the Distributor shall promptly return to the Company any property of the Company, including, without limitation, all sales and marketing documents, manuals and other records and proprietary information of the Company, as well as any samples in the Distributor's possession or control, whether prepared by the Distributor or others and whether the Distributor acquired or received such property or material in connection with its performance under this Agreement or otherwise. The Distributor agrees that it will not make or retain any copy of, or extract from, such property or materials. The Company agrees to compensate the Distributor for the cost of any returned sales materials that were authorized by the Company and purchased by the Distributors within 12 months of the date of termination.

     16. GENERAL
         -------

         (a) Insurance. Both parties hereto agrees to carry such liability
             ---------
insurance and/or other insurance as they deem advisable in connection with their respective businesses. Neither party shall be obligated to carry any insurance for the protection of the other.

         (b) Waiver. Failure of either party at any time to require performance
             ------
by the other party of any provision hereof shall not be deemed to be a continuing waiver of that provision, or a waiver of its rights under any other provision of this Agreement, regardless of whether such provision is of the same or a similar nature.

         (c) Specific Performance. The parties agree that the subject matter of
             --------------------
this Agreement is unique and that damages at law will be insufficient to protect the interests of the Company in the case of a violation by the Distributor of its obligations under this Agreement. In addition to any remedies or rights that may be available to the Company under this Agreement, the Company shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of this Agreement against the Distributor.

         (d) Effective Date. This Agreement shall not become effective until
             --------------
accepted and executed by the Company in Winchester, Virginia.

         (e) Complete Agreement. This Agreement (including the exhibits hereto
             ------------------
and all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties to this Agreement) constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, among the parties to this Agreement with respect to the subject matter hereof. This Agreement may be amended only by written agreement executed by all of the parties hereto. No purchase order or sales form will be applicable to any sales pursuant to this Agreement and only the terms of this Distributor Agreement shall govern such sales.

         (f) Applicable Law: Severability.
             ----------------------------

             (i) This Agreement shall be construed under, and governed by, the laws of the State of Virginia (except that if any choice of law provision of Virginia law would result in the application of the law of a state or jurisdiction other than Connecticut, such provision shall not apply). The parties agree that jurisdiction and venue for any legal proceedings arising from or in any way connected to this Agreement will lie in the State Court of any appropriate county in the state of Virginia.

             (ii) If any provision of this Agreement is unenforceable or invalid, the Agreement shall be ineffective only to the extent of such provisions, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

         (g) Transfer by the Distributor. Without the prior written approval of
             ---------------------------
the Company (which shall not be unreasonably withheld), the Distributor shall have no right to sell, assign, transfer, convey, give away, pledge, mortgage or encumber or otherwise dispose of the license granted hereunder or any interest in this Agreement. Any transfer, assignment or other disposition made other than in accordance with the requirements of this Agreement, whether made by operation of law or otherwise or for no consideration, shall be null and void and without any legal force or effect; and, the Company shall not be obligated to recognize the same. Prior to making any proposed assignment, transfer or other disposition of the Distributor or an interest in this Agreement, the Distributor shall provide the Company with 60 days' prior written notice, which notice shall include a complete and accurate written description of the purpose, terms and conditions of the proposed transaction.

         (h) Assignment by the Company. Upon thirty days' prior written notice
             -------------------------
to the Distributor, the Company may assign its rights, duties and obligations under this Agreement.

         (i) Notices. Any notice or other communication related to this
             -------
Agreement shall be effective if sent by first class mail, postage prepaid, to the address set forth in this Agreement, or to such other address as may be designated in writing to the other party.

         (j) Headings. The section and other headings in this Agreement are for
             --------
purposes of reference only and shall not be referred to in interpreting its provisions.

     IN WITNESS WHEREOF, the parties have signed this Agreement, the Distributor having signed on the day and year first above written, and the Company having signed on the date indicated below.

                                       TREX COMPANY, LLC


                                       By:
                                          ------------------------------------

ATTEST:

   (CORPORATE SEAL)                    Effective Date:
                                                      ------------------------

-----------------------------
Secretary
                                       "Distributor"

ATTEST:                                ---------------------------------------

(CORPORATE SEAL)

                                       By:
                                          ------------------------------------
-----------------------------
Secretary